NASDAQ(R)       THE NASDAQ STOCK MARKET
                9600 BLACKWELL ROAD
                ROCKVILLE, MD  20850



Douglas D. McKenney, CFA
Director II
Listing Qualifications
The NASDAQ Stock Market LLC
301-978-8011



By Electronic Delivery to jcalabrese@harveyonline.com
-----------------------------------------------------

September 24, 2007

Mr. Joseph J. Calabrese
Executive Vice President, Chief Financial Officer,
  Treasurer and Secretary
Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Re: Harvey Electronics, Inc. (the "Company") - Staff Determination Nasdaq Symbol: HRVE

Dear Mr. Calabrese:

Based on the Form 10-Q for the period ended July 28, 2007, Staff determined that the Company's stockholders' equity was $564,863. In addition, as of September 18, 2007, Staff determined that the market value of listed securities was 1,028,627.(1) Finally, the Company reported net income/(loss) from continuing operations of ($3,237,056), ($830,343), and $1,273,900 in its annual filings for the years ended October 28, 2006, October 29, 2005, and October 30, 2004, respectively. Accordingly, the Company does not comply with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

Generally, Nasdaq Rules permit an issuer that is deficient in stockholders' equity to present a plan of compliance to Staff. However, no such plan is permitted if an issuer again fails to comply with stockholders' equity within one year of regaining compliance with that requirement pursuant to an exception by the Nasdaq Listing Qualifications Panel (the "Panel").(2)


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(1) Listed  securities means securities quoted on Nasdaq or listed on a national securities exchange. The calculation is based on 998,667 shares outstanding as of September 18, 2007, multiplied by the closing inside bid price of $1.03.

(2) Marketplace Rule 4806(d)(1)(B) states: "In the event that within one year following the date on which the issuer regains compliance with such listing standard, the issuer is found by the Listing Department to be out of compliance with the requirement that was the subject of the exception, and the Panel has not opted to monitor the issuer pursuant to Rule 4806(d)(2), then, notwithstanding Rule 4803, the issuer shall not be permitted to provide the Listing Department with a plan to regain compliance, and the Listing Department shall not be permitted to grant additional time for the issuer to regain compliance. The Listing Department shall provide the issuer with a Staff Determination, and the issuer may request review by a Panel pursuant to Rule

Mr. Joseph J. Calabrese
September 24, 2007
Page 2

In that regard, on December 1, 2006, the Panel notified the Company that it had evidenced compliance with the stockholders' equity requirement that was the subject of its exception letter(3) (the "Compliance Letter"). Since the Company is out of compliance with the Rule within one year from the Compliance Letter date, Staff is not permitted to accept a plan of compliance or grant additional time for the Company to regain compliance. Accordingly, unless the Company requests an appeal of this determination as described below, trading of the Company's common stock will be suspended at the opening of business on October 3, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the "SEC"), which will remove the Company's securities from listing and registration on The Nasdaq Stock Market.

Marketplace Rule 4804(b) requires that the Company, as promptly as possible but no later than four business days from the receipt of this letter, make a public announcement through the news media which discloses receipt of this letter and the Nasdaq rules upon which it is based.(4) The Company must provide a copy of this announcement to Nasdaq's MarketWatch Department, the Listing Qualifications Department, and the Listing Qualifications Hearings Department (the "Hearings Department") at least 10 minutes prior to its public dissemination.(5) For your convenience, we have enclosed a list of news services.(6)

In the event the Company does not make the required public announcement, trading in its securities will be halted, even if the Company appeals Staff's determination to a Panel as described below.

Please be advised that Marketplace Rule 4804(b) does not relieve the Company of its disclosure obligation under the federal securities laws. Accordingly, the Company should consult with counsel regarding its disclosure and other obligations mandated by law.



--------------------------------------------------------------------------------

4805. The Panel shall consider the prior non-compliance when rendering its decision."
(3) The exception letter was issued October 16, 2006.
(4) We also note that Item 3.01 of Form 8-K requires disclosure of the receipt of this notification within four business days. See, SEC Release No. 34-49424.
(5) The notice should be submitted to Nasdaq's MarketWatch Department through the Electronic Disclosure service available at www.NASDAQ.net. The facsimile numbers for Nasdaq's Listing Qualifications and Hearings Departments are (301) 978-4028 and (301) 978-8080, respectively.
(6) The Company must ensure that the full text of the required announcement is disseminated publicly. The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story. Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement. The following is provided only as a guide that should be modified following consultation with securities counsel: the Company received a Nasdaq Staff Determination on (DATE OF RECEIPT OF STAFF DETERMINATION) indicating that the Company fails to comply with the (STOCKHOLDERS' EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, FILING, etc.) requirement(s) for continued listing set forth in Marketplace Rule(s)_____________, and that its securities are, therefore, subject to delisting from (The Nasdaq Global Select/Global/Capital Market). The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance the Panel will grant the Company's request for continued listing.

Mr. Joseph J. Calabrese
September 24, 2007
Page 3

The Company may appeal Staff's determination to the Panel, pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. A hearing request will stay the suspension of the Company's securities and the filing of the Form 25-NSE pending the Panel's decision. Hearing requests should not contain arguments in support of the Company's position. The Company may request either an oral hearing or a hearing based solely on written submissions. The fee for an oral hearing is $5,000; the fee for a hearing based on written submissions is $4,000. Please send your non-refundable hearing fee by wire transfer to "The NASDAQ Stock Market LLC" in accordance with the instructions on the attached Hearing Fee Payment Form.(7) The request for a hearing must be received by the Hearings Department no later than 4:00 p.m. Eastern Time on October 1, 2007. The request and confirmation of the wire transfer(8) should be sent to the attention of Lanae Holbrook, Chief Counsel, Nasdaq Office of General Counsel, via email at: hearings@nasdaq.com.

Please note that the suspension and delisting will be stayed only if the Hearings Department (the Rockville, MD location) receives the Company's hearing request on or before 4:00 p.m. Eastern Time on October 1, 2007.

Please refer to our website for information regarding the hearing process: http://www.nasdaq.com/about/LegalComplianceFAQs.stm#hearings. If you would like additional information regarding the hearing process, please call the Hearings Department at (301) 978-8203.

Marketplace Rule 4815 prohibits communications relevant to the merits of a proceeding under the Marketplace Rule 4800 Series between the Company and the Hearings Department unless Staff is provided notice and an opportunity to participate. In that regard, Staff waived its right to participate in any oral communications between the Company and the Hearings Department. Should Staff determine to revoke such waiver, the Company will be immediately notified, and the requirements of Marketplace Rule 4815 will be strictly enforced.

If the Company does not appeal Staff's determination to the Panel, the Company's securities will not be immediately eligible to trade on the OTC Bulletin Board or in the "Pink Sheets." The securities may become eligible if a market maker makes application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application (a "Form 211") is cleared.(9) Only a market maker, not the Company, may file a Form 211.

While the suspension announcement will be included on the "Daily List," which is posted and available to subscribers of www.Nasdaqtrader.com at approximately 2:00 p.m. on October 2, 2007, news of the suspension may not be deemed publicly disseminated until the Company makes an announcement through a Regulation FD compliant means of communication.


------------------
(7) The Form also includes instructions for payment by check.
(8) The confirmation of the wire transfer should be provided in an electronic file such as a PDF document attached to the email request.
(9) Pursuant to NASD Marketplace Rules 6530 and 6540, a Form 211 cannot be cleared if the issuer is not current in its filing obligations.

Mr. Joseph J. Calabrese
September 24, 2007
Page 4


If you have any questions, please contact Stanley Higgins, Director, at (301) 978-8041 or Nikolai Utochkin, Listing Analyst, at (301) 978-8029.


Sincerely,



/s/ Douglas D. McKenney


Enclosure


                                                     DIRECTORY OF NEWS SERVICES



                                                         News Media Outlets*
 -----------------------------------------------------------------------------------------------------------------------------------
    Bloomberg Business News                        MarketWire                                     PrimeNewswire(SM)
    Newsroom                                       5757 West Century Boulevard.                   (A NASDAQ Company)
    400 College Road East                          2nd Floor                                      5200 West Century Boulevard
    P.O. Box 888                                   Los Angeles, CA 90045                          Suite 470
    Princeton, NJ 08540-0888                       Telephone: 800.774.9473                        Los Angeles, CA 90045
    Telephone: 609.750.4500                        Fax: 310.846.3701                              Telephone: 800.307.6627
    Toll free: 800.444.2090                                                                       Fax: 310.642.6933
    Fax: 609.897.8394                                                                             Web:
    Email: release@Bloomberg.net                                                                  http://www.primenewswire.com
    ----------------------------                                                                  ----------------------------
 -----------------------------------------------------------------------------------------------------------------------------------

    BUSINESS WIRE                                  PR NEWSWIRE                                    REUTERS
    44 Montgomery Street                           810 7th Avenue                                 3 Times Square
    39th Floor                                     35th Floor                                     New York, NY 10036
    San Francisco, CA 94104                        New York, NY 10036                             Telephone: 646.223.6000
    Telephone: 415.986.4422                        Telephone: 800.832.5522                        Fax: 646.223.6001
    Fax: 415.788.5335                              Fax: 800.793.9313
 -----------------------------------------------------------------------------------------------------------------------------------

    Dow Jones News Wire
    Harborside Financial Center
    600 Plaza Two
    Jersey City, NJ 07311-3992
    Telephone: 201.938.5400
    Fax: 201.938.5600
 -----------------------------------------------------------------------------------------------------------------------------------


*The use of any of these services will satisfy NASDAQ's listing rules that require the disclosure of specific information in a press release or public announcement through the news media.

The NASDAQ Stock Market

HEARING PAYMENT FORM

Marketplace Rule 4805(c) requires the issuer to submit a fee to cover the costs of the hearing. The fee for an oral hearing is $5,000. The fee for a written hearing is $4,000. NASDAQ requests that the fee be paid concurrently with your hearing request by wire transfer following the instructions below. If you do not have access to wire transfer, you may pay by check

PAYMENT BY WIRE: Please use the following instructions and include the specific reference information provided below when transmitting your payment.

By Federal Reserve Wire                  By American Clearing House
The NASDAQ Stock Market LLC              The NASDAQ Stock Market LLC
Bank Name:        PNC Bank               Bank Name:        PNC Bank
Bank Address:     Philadelphia, PA       Bank Address:     Washington, DC
SWIFT Number:     PNCCUS33               SWIFT Number:     PNCCUS33
ABA Number:       031000053              ABA Number:       054000030
Beneficiary:      NASDAQ                 Beneficiary:      NASDAQ
Account Number:   5300401669             Account Number:   5300401669
Reference:        Company name, symbol,  Reference:        Company name, symbol,
and note that the fee is for a hearing.  and note that the fee is for a hearing.

PAYMENT BY CHECK: The check must be made payable to The NASDAQ Stock Market LLC and sent under separate cover to the address provided below. Please complete this form and submit it with your payment.


COMPANY NAME                                                  SYMBOL
--------------------------------------------------------------------------------

ADDRESS
--------------------------------------------------------------------------------

ADDRESS
--------------------------------------------------------------------------------

REMITTER NAME
--------------------------------------------------------------------------------
(IF NOT THE SAME AS THE COMPANY)

CHECK ENCLOSED IN THE AMOUNT OF $                   CHECK NO.
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Please mail this form and your payment by courier/overnight to:

The NASDAQ Stock Market LLC
Office of General Counsel - Hearings
W-8015
c/o Mellon Bank
701 Market Street
Room 3490
Philadelphia, PA 19106

                            LAS & ANNUAL PAYMENT FORM


Please complete this form legibly and submit it with your payment to the appropriate address below:

Issuer Name:
               -----------------------------------------------------------------

Issuer Symbol:
               -----------------------------------------------------------------

Issuer Address:
               -----------------------------------------------------------------


               -----------------------------------------------------------------


Remitter Name:
               -----------------------------------------------------------------
(if not the same as the Issuer)


Check enclosed in the amount of $                             Check No.
                                 ------------------------              ---------
INVOICE DETAIL:

Invoice #:                       Fee Type:                     Amount:
          --------------------            ------------------          ----------
Invoice #:                       Fee Type:                     Amount:
          --------------------            ------------------          ----------
Invoice #:                       Fee Type:                     Amount:
          --------------------            ------------------          ----------


Please attach your payment to this form and send to:

REGULAR MAIL                                        COURIER/OVERNIGHT
------------                                        -----------------
The Nasdaq Stock Market LLC                         The Nasdaq Stock Market LLC
P.O. Box 7777-W8130                 or              W8130
Philadelphia, PA 19175-8130                         C/O Mellon Bank, Rm 3490
                                                    701 Market Street
                                                    Philadelphia, PA 19106



Please note that the P.O. Box address WILL NOT ACCEPT courier or overnight deliveries.